SCUDDER
                                                                     INVESTMENTS


Scudder Pacific Opportunities
Fund

Supplement to Currently Effective
Prospectus

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The following information replaces the disclosure for Scudder Pacific
Opportunities Fund in "The portfolio managers" section of the prospectus.

The following people handle the day-to-day management of the fund.


  Terrence Gray
  Lead Portfolio Manager
   o Began investment career in 1993
   o Joined the advisor in 1997
   o Joined the fund team in 2001

  Nicholas Bratt
   o Began investment career in 1974
   o Joined the advisor in 1976
   o Joined the fund team in 1992






December 24, 2001